UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 2)

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

SPHERIX INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7927 Jones Branch Drive, Suite 3125
Tysons Corner, VA 22102

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2013

*, 2013
To the stockholders of Spherix Incorporated:

Notice is hereby given that the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Spherix Incorporated, a Delaware corporation (the “Company”) will be held on December 10, 2013, at 9:00 a.m. Eastern time, at 6430 Rockledge Drive, Suite 503, Bethesda, MD 20817 for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect six directors;
(2)	To authorize the issuance of securities in one or more non-public offerings in accordance with NASDAQ Marketplace Rule 563;
(3)	To approve any change of control as used by NASDAQ Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings;
(4)	To approve the amended and restated Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 200,000,000 shares from 50,000,000 shares and 50,000,000 shares from 5,000,000 shares, respectively;
(5)	To approve the amended and restated Certificate of Incorporation to require the Company to indemnify its directors, officer and agents and advance expenses to such persons to the fullest extent permitted by Delaware law;
(6)	To ratify the amended and restated bylaws;
(7)	To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013;
(8)	To approve, on an advisory basis, the compensation of the Company's named executive officers;
(9)	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;
(10)	To approve the Spherix Incorporated 2014 Equity Incentive Plan (the "2014 Plan") as attached as Appendix C to this Proxy Statement, including the reservation of 2,400,000 shares of common stock for issuance thereunder;
(11)	To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and
(12)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

        Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on October 18, 2013 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of the Company’s common stock, Series C Preferred Stock and Series D Preferred Stock are entitled to vote at the Annual Meeting. This notice, the Proxy Statement, proxy card, and Annual Report on Form 10-K for the year ended December 31, 2012 (the “Annual Report”) will be first sent or made available to stockholders on *, 2013.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over telephone or the internet in accordance with the instructions on the proxy card. Any stockholder attending the Annual Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board

-i-

7927 Jones Branch Drive, Suite 3125
Tysons Corner, VA 22102

PROXY STATEMENT
FOR
2013 ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 10, 2013

The enclosed proxy is solicited by the board of directors (“Board of Directors”) of Spherix Incorporated, a Delaware corporation (the “Company”), in connection with the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, to be held on December 10, 2013, at 9:00 a.m. Eastern time, at 6430 Rockledge Drive, Suite 503, Bethesda, MD 20817. The principal executive office of the Company is located at 7927 Jones Branch Drive, Suite 3125, Tysons Corner, VA 22102, and its telephone number is 703-992-9260.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect six directors;
(2)	To authorize the issuance of securities in one or more non-public offerings in accordance with NASDAQ Marketplace Rule 563;
(3)	To approve any change of control as used by NASDAQ Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings;
(4)	To approve the amended and restated Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 200,000,000 shares from 50,000,000 shares and 50,000,000 shares from 5,000,000 shares, respectively;
(5)	To approve the amended and restated Certificate of Incorporation to require the Company to indemnify its directors, officer and agents and advance expenses to such persons to the fullest extent permitted by Delaware law;
(6)	To ratify the amended and restated bylaws;
(7)	To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013;
(8)	To approve, on an advisory basis, the compensation of the Company's named executive officers;
(9)	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;
(10)	To approve the Spherix Incorporated 2014 Equity Incentive Plan (the "2014 Plan") as attached as Appendix C to this Proxy Statement, including the reservation of 2,400,000 shares of common stock for issuance thereunder;
(11)	To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and
(12)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

       The Board of Directors has fixed the close of business on October 18, 2013 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The notice of the Annual Meeting (the “Notice”), this Proxy Statement, the proxy card and the Annual Report on form 10-K for the fiscal year ended December 31, 2012 (“Annual Report”) will be first sent or made available to stockholders on *, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 10, 2013: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I Receiving these Materials?

       This Proxy Statement and the accompanying materials are being furnished with respect to the solicitation of proxies by the Board of Directors of the Company for the Annual Meeting.

What Is Included in these Materials?

       These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2013.

I Share an Address with Another Stockholder, and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company’s printing and mailing costs, and the environmental impact of the Company’s annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, stockholders may write or speak to the Company at the following address and phone number:

Spherix Incorporated
7927 Jones Branch Drive, Suite 3125
Tysons Corner, Virginia 22102
Attention: Corporate Secretary
Telephone: 703-992-9260

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who Is Entitled to Vote?

Our Board has fixed the close of business on October 18, 2013 as the Record Date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.  Each share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), Series C Convertible Preferred Stock, par value $0.0001 per share, each of which is convertible into one share of Common Stock (the “Series C Preferred Stock”) and the Series D Convertible Preferred Stock par value $0.0001 per share, each of which is convertible into ten shares of Common Stock (the “Series D Preferred Stock” and, collectively with the Common Stock and Series C Preferred Stock, the “Voting Capital”) represents, on an “as converted basis,” one vote that may be voted on each proposal that may come before the Annual Meeting (subject to beneficial ownership limitations of the Series C Preferred Stock and Series D Preferred Stock). On the Record Date, there were 2,430,077 shares of Common Stock outstanding, one share of Series C Preferred Stock outstanding and 1,379,685 shares of Series D Preferred Stock outstanding.

What Is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, Inc., you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have three methods of voting:

1.  Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.  Vote by mail.  Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4. Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by mail.  Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3. Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4. Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus,  holders of the Voting Capital representing at least 8,113,465 votes must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Except for the ratification of the appointment of Marcum LLP, brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Annual Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Which Proposals Are Considered “Routine” or “Non-Routine”?

With the exception of Proposal 5, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013, all of the proposals to be voted upon at our 2013 Annual Meeting are considered non-routine. Please note, however, that the proposals regarding the approval of executive compensation and the frequency of holding such an advisory vote are advisory only and will not be binding. The results of the votes on those two advisory proposals will be taken into consideration by the Company’s Board of Directors when making future decisions regarding these matters.

What is an Abstention?

An abstention is a stockholders affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Election of six (6) members to our Board of Directors	Plurality of the votes cast (the six directors receiving the most “For” votes)	No
Authorization of the issuance of securities in one or more non-public offerings in accordance with NASDAQ Marketplace Rule 5635	A majority of the votes cast	No
Approval of any change of control as used by NASDAQ Marketplace Rule 5635 that may result from the potential issuance of securities in the non-public offerings	A majority of the votes cast	No
Approval  of the amended and restated Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 200,000,000 shares from 50,000,000 shares and 50,000,000 shares from 5,000,000 shares, respectively
	A majority of the shares of Voting Capital outstanding	No

Approval of the amended and restated Certificate of Incorporation to require the Company to indemnify its directors, officers and agents and advance expenses to such persons to the fullest extent permitted by Delaware law	A majority of the shares of Voting Capital outstanding	No

Ratification of the Company’s Amended and Restated Bylaws	A majority of the votes cast	No

Ratification of the Appointment of Marcum LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2013	A majority of the votes cast	Yes
Approval, on an advisory basis, the compensation of the Company’s named executive officers	A majority of the votes cast	No

Adoption of the Spherix Incorporated 2014 Equity Incentive Plan and the reservation of 2,400,000 shares of Common Stock for issuance thereunder.	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors. Thus, where no choice is specified, the proxies will be voted for the election of directors, for the authorization to issue securities in one or more non-public offerings, for the approval of change in control that may result from the potential issuance of securities in the non-public offerings, for the approval of amended and restated Certificate of Incorporation to increase the authorized number of shares of common stock and preferred stock to 200,000,000 shares from 50,000,000 shares and 50,000,000 shares from 5,000,000 shares, respectively, for the approval of amended and restated Certificate of Incorporation to require the Company to indemnify its directors, officers and agents and advance expenses to such persons to the fullest extent permitted by Delaware law, for the ratification of the amended and restated bylaws, for ratification of the appointment of independent registered public accounting firm, for the approval of executive compensation, for an advisory vote on executive compensation every three years, and for the approval of the 2014 Plan.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Spherix Incorporated, 7927 Jones Branch Drive, Suite 3125, Tysons Corner, VA 22102, Attention: Secretary, or by facsimile at 703-992-9348.

Who Is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

What Is the Deadline to Propose Actions for Consideration or to Nominate Individuals to Serve as Directors the 2014 Annual Meeting?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Any appropriate proposal submitted by a stockholder and intended to be presented at the 2014 Annual Meeting must be submitted in writing to the Company’s Secretary at 7927 Jones Branch Drive, Suite 3125, Tysons Corner, VA 22102, and received no later than June 22, 2014, to be includable in the Company’s Proxy Statement and related proxy for the 2014 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our Proxy Statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Requirements for Stockholder Proposals to Be Brought Before the 2014 Annual Meeting of Stockholders and Director Nominations. Stockholders intending to present a proposal at the 2014 Annual Meeting of Stockholders but not intending to have included in the Proxy Statement and form of proxy relating to the 2014 annual meeting of stockholders, as well as any director nominations, must submit such proposals to Spherix Incorporated, ATTN: Chief Executive Officer, 7927 Jones Branch Drive, Suite 3125, Tysons Corner, VA 22102, no early than September 11, 2014 and no later than October 11, 2014.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Members of the board of directors and executive officers of the Company are eligible to receive grants under the terms of the 2014 Plan. Accordingly, members of the board of directors and the executive officers of the Company have a substantial interest in Proposal 8.  Members of the board of directors and executive officers of the Company do not have any interest in any other Proposal that is not shared by all other stockholders of the Company, other than Proposal 1, the election to our board of the six nominees set forth herein and Proposals 6 and 7, to the extent such proposals are on a non-binding advisory basis.

PROPOSAL 1:
ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the six nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected. Election of a Board of Directors requires a plurality of the votes cast at the Annual Meeting.

The current Board of Directors consists of Dr. Robert J. Vander Zanden, Mr. Harvey J. Kesner, Mr. Douglas T. Brown, Mr. Edward M. Karr, Mr. Anthony Hayes and Mr. Alexander Poltorak. The Board of Directors has determined that a majority of its members, being Messrs. Brown, Karr, Vander Zanden and Poltorak, are independent directors within the meaning of the applicable NASDAQ rules.

The following table sets forth the nominees for membership on the 2013-2014 Spherix Board of Directors. It also provides certain information about the nominees as of the Record Date.

Nominees for Election to Board of Directors

			Director
Name	Age	Position	Since
Robert J. Vander Zanden	67	Director, and Chairman of the Board	2004
Anthony Hayes	45	Chief Executive Officer and Director	2013
Douglas T. Brown	59	Director	2004
Edward M. Karr	43	Director	2012
Harvey J. Kesner	56	Director	2012
Alexander Poltorak	56	Director	2013

Dr. Robert J. Vander Zanden

Dr. Robert J. Vander Zanden, Board member since 2004, having served as a Vice President of R&D with Kraft Foods International, brings a long and distinguished career in applied technology, product commercialization, and business knowledge of the food science industry to us.  Dr. Vander Zanden holds a Ph.D. in Food Science and an M.S. in Inorganic Chemistry from Kansas State University, and a B.S. in Chemistry from the University of Wisconsin – Platteville, where he was named a Distinguished Alumnus in 2002.  In his 30-year career, he has been with ITT Continental Baking Company as a Product Development Scientist; with Ralston Purina's Protein Technology Division as Manager Dietary Foods R&D; with Keebler as Group Director, Product and Process Development (with responsibility for all corporate R&D and quality); with Group Gamesa, a Frito-Lay Company, as Vice President, Technology; and with Nabisco as Vice President of R&D for their International Division.  With the acquisition of Nabisco by Kraft Foods, he became the Vice President of R&D for Kraft’s Latin American Division.  Dr. Vander Zanden retired from Kraft Foods in 2004.  He currently holds the title of Adjunct Professor and Lecturer in the Department of Food, Nutrition and Packaging Sciences at Clemson University, where he also is a member of their Industry Advisory Board.  His focus on achieving product and process innovation through training, team building and creating positive working environments has resulted in his being recognized with many awards for product and packaging innovation.  Dr. Vander Zanden is not now, nor has he been for the past five years, a director of a public, for-profit company other than us.  Mr. Vander Zanden executive experience provides him with valuable business expertise which the Board believes qualifies him to serve as a director of the Company.

       Anthony Hayes

Mr. Anthony Hayes, a director and Chief Executive Officer since 2013, has served as the Chief Executive Officer of North South since March 2013 and, since June 2013, has served as a consultant to the Company. Mr. Hayes was the fund manager of JaNSOME IP Management LLC and JaNSOME Patent Fund LP from August 2012 to August 2013, both of which he co-founded. Mr. Hayes was the founder and Managing Member of Atwater Partners of Texas LLC from March 2010 to August 2012 and a partner at Nelson Mullins Riley & Scarborough LLP from May 1999 to March 2010. Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in Economics from Mary Washington College. Mr. Hayes was chosen to be a director of the Company based on his expansive knowledge of, and experience in, the patent monetization sector.

        Douglas T. Brown

Mr. Douglas T. Brown, a Board Member since 2004, brings to the Board a broad understanding of financial statements, financial markets, and other business aspects.  He is currently Senior Vice President and Manager of the Corporate Banking Government Contracting Group for PNC Bank N.A., Washington, DC.  Mr. Brown has been with PNC and its predecessor bank, Riggs Bank, since 2001 and previously worked for Bank of America, N.A. and its predecessor banks for 16 years as a Loan Officer, as well as a manager of Loan Officers in the Mid-Atlantic region.  Subsequent to 1990, the majority of Mr. Brown’s customers are companies that provided services to the Federal Government and State governments.  Mr. Brown holds a B.A. degree in Political Science from American University and a graduate degree from The Stonier Graduate School of Banking at the University of Delaware.  He is not now, nor has he been for the past five years, a director of a public, for-profit company other than us.  Mr. Brown’s executive corporate finance experience provides him with valuable expertise which the Board believes qualifies him to serve as a director of the Company

Edward M. Karr

Mr. Edward M. Karr, a Board member since November 2012, is the founder of RAMPartners SA, an investment management and investment banking firm based in Geneva, Switzerland.  Since 2005, RAMPartners has helped raise more than $200 million for small capitalization companies in fields such as natural resources, high technology, health care, and clean energy.  RAMPartners is a member of Global Alliance Partners (GAP), a network organization of internationally minded financial partners focusing on the capital midmarket.  Prior to founding RAMPartners, Mr. Karr managed a private Swiss asset management, investment banking, and trading firm based in Geneva for six years.  At the firm, he was responsible for all of the capital market transactions, investment, and marketing activities.  In 2004, Futures Magazine named Mr. Karr as one of the world’s Top Traders.  He is a past contributor to CNBC and has been quoted in numerous financial publications.  Mr. Karr’s extensive capital markets experience provides him with valuable expertise which the Board believes qualifies him to serve as a director of the Company.

Harvey J. Kesner

Mr. Harvey J. Kesner, a Board member since November 2012, and from February 2013 through September 2013 served as interim Chief Executive Officer.  Mr. Kesner is a practicing attorney in New York, New York where he concentrates his practice on corporate finance and securities law. Mr. Kesner graduated from the State University of New York, Binghamton, New York with a B.S. in Management Science, and holds a J.D. and M.B.A., Finance, from the American University, Washington, D.C.  Mr. Kesner was Executive Vice President and General Counsel of American Banknote Corporation until 1990 and a director of Zvue, Inc.  Mr. Kesner has served as a director of WPCS International Incorporated (NASDAQ: WPCS), a design-build engineering company that focuses on the implementation requirements of communications infrastructure, since September 2013.  Mr. Kesner was appointed as a director of the Company based on his broad knowledge of public companies and corporate finance.

Alexander Poltorak

Mr. Poltorak, a Board member since October 2013, has been the Chairman and Chief Executive Officer of General Patent Corp., an intellectual property management firm focusing on IP strategy and valuation, patent licensing, enforcement and brokerage since 1989 and the Managing Director of IP Holdings LLC, an affiliate of General Patent Corp, since 2000.  Prior to founding General Patent Corp., Mr. Poltorak served as the President and Chief Executive Officer of Rapitech Systems, Inc., a publicly-traded computer technology company, was an Assistant Professor of Physics at Touro College and Assistant Professor of Biomathematics at Cornell University Medical College.  He served as an Adjunct Professor of Law at the Globe Institute for Technology and was a guest-lecturer on Intellectual Property Law and Economics at the Columbia University School of Engineering and Columbia Business School.  Mr. Poltorak served on the advisory board of Patent Strategy & Management.  He is the Founder and President of non-for-profit American Innovators for Patent Reform (AIPR).  He was US Co-chair of the subcommittee on Information Exchange of the US-USSR Trade and Economic Counsel. Mr. Poltorak was chosen to be a director of the Company based on his expansive knowledge of, and experience in, the management of intellectual property, particularly patents.

Information Regarding the Board of Directors and Corporate Governance

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

• convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•    subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

• found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

•    the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•    the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director, officer, or affiliate of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of Company and its stockholders.  The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Company.  The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The following table identifies the independent and non-independent current Board and Committee members:

Name	Independent	Audit	Compensation	Nominating
Robert Vander Zanden	[X]	[X]	[X]	[X]
Douglas T. Brown	[X]	[X]	[X]	[X]
Edward M. Karr	[X]	[X]	[X]	[X]
Harvey J. Kesner				[X]
Anthony Hayes
Alexander Poltorak	[X]

The Audit Committee members are Mr. Brown, Chair; Mr. Karr, and Dr. Vander Zanden. Mr. Kesner served as a member of the Audit Committee until February 27, 2013 when he was appointed interim Chief Executive Officer of the Company. The Committee has authority to review the financial records of the Company, deal with its independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of the Company’s business. The Audit Committee Charter is available on the Company’s website at www.spherix.com. Each member of the Audit Committee satisfies the independence requirements and other established criteria of the NASDAQ and the SEC. The Board of Directors has determined that Mr. Brown and Mr. Karr meet the requirements of an audit committee financial expert as defined in the SEC rules.

The Compensation Committee oversees the Company’s executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are Mr.  Karr, Chair, Mr. Brown and Dr. Vander Zanden. The Compensation Committee Charter is available on the Company’s website at www.spherix.com.

The Nominating Committee recommends to the Board, for adoption by the Board, the proposed Board for election by the stockholders. Its members are Mr. Karr, Chair, Mr. Brown, Mr. Kesner, and Dr.Vander Zanden. The Nominating Committee Charter is available on the Company’s website at www.spherix.com. The Nominating Committee does not have any formal minimum qualifications for director candidates. The Nominating Committee identifies candidates by first evaluating current members of the Board who are willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s).

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any Annual Meeting, including confirmation of the candidate’s consent to serve as a director.

In accordance with the Company’s bylaws, a stockholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the  Board of Directors not less than 60 and not more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, provided that in the event that the date of the annual meeting is not within 30 days before or after such anniversary date, or the Company did not have an annual meeting of stockholders in the prior year, then the notice must be received by the Company no later than the fifth day after the earlier of the date the Company shall have (i) mailed notice to its stockholders that an annual meeting of stockholders will be held  or (ii) issued a press release, or (iii) filed a periodic report with the SEC, or (iv) otherwise publicly dismissed notice that an annual meeting of stockholders will be held. Such notice shall include (A) the name and address of the stockholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Company beneficially owned within the meaning of SEC Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the Company, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed. Upon receipt of such a stockholder nomination, the Nominating Committee will solicit appropriate information about the candidate in order to evaluate the candidate, including information that would need to be described in the Company’s proxy statement if the candidate were nominated. Candidates recommended by Stockholders will be evaluated on the same basis as other candidates.

Stockholder Communication

Any stockholder may communicate in writing by mail at any time with the entire Board of Directors or any individual director (addressed to “Board of Directors” or to a named director), c/o Spherix Incorporated, ATTN: Chief Executive Officer, 7927 Jones Branch Drive, Suite 3125, Tysons Corner, VA, or via e-mail at info@spherix.com. All communications will be promptly relayed to the appropriate Directors. The Corporate Secretary will coordinate all responses.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2012, our Board held a total of 11 regularly scheduled and special meetings, the Audit Committee held five meetings; the Compensation Committee held one meeting and the Nominating Committee held one meeting.  None of our incumbent directors attended less than 100% of the Board or committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not have a policy with regard to Board members’ attendance at annual meetings. All of our directors attended the Company’s last annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

        The Company separates the roles of Chairman of the Board and Chief Executive Officer (“CEO”). Although the separation of roles has been appropriate for us during that time period, in the view of the Board of Directors, the advisability of the separation of these roles depends upon the specific circumstances and dynamics of our leadership.

        As Chairman of the Board, Mr. Vander Zanden serves as the primary liaison between the CEO and the independent directors and provides strategic input and counseling to the CEO. With input from other members of the Board of Directors, committee chairs and management, he presides over meetings of the Board of Directors.

        The Board of Directors, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Our primary rationale for separating the positions of Board Chairman and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the Board of Directors to recruit executives into the CEO position with skills and experience that meet the Board of Directors’ planning for the position who may not have extensive public company board experience.

        The Board of Directors has three standing committees—Audit, Compensation and Nominating. The membership of each of the Board committees is comprised of at least a majority of independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board of Directors meet in executive session at each board meeting.

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The Board of Directors believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board of Directors are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and challenges facing the company. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management-related and any other matters.

Director Independence

        Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under current listing standards of NASDAQ. The Board of Directors considers Messrs. Karr, Vander Zanden, Brown and Poltorak to be “independent” as defined by the applicable rules of The NASDAQ Stock Market LLC.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The Board of Directors recommends voting for the election to the Board of Directors of each of the above-mentioned nominees.

Executive Officers

The names of our executive officers and their ages, positions, and biographies as of November 1, 2013 are set forth below. Mr. Hayes’ background is discussed under the section Nominees for Election to Board of Directors.

Name	Age	Position
Anthony Hayes	45	Chief Executive Officer and Director
Michael Pollack	47	Interim Chief Financial Officer

Mr. Michael Pollack

Michael Pollack, 47, has been a partner of KBL LLP, a certified public accounting and business advisory services firm, since 2005 and has over twenty years of experience in public accounting and consulting to over 100 publicly traded and 250 private companies.  Mr. Pollack graduated from the University of Maryland with a Bachelors of Arts in Economics. Mr. Pollack is a member of the American Institute of Certified Public Accountants, as well as licensed to practice in New Jersey and New York.  Mr. Pollack has never served as a director of a publicly traded company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s Directors and Executive Officers, and anyone who beneficially owns ten percent (10%) or more of the Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received by the Company during or with respect to 2012 and (ii) certain written representations of its officers and directors, the Company believes that each filing required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2012 was filed in a timely manner except that Douglas Brown, Aris Melissarots, Peter Thomas, and Robert Vander Zanden each filed two late Form 4s.

Code of Ethics

The Company has adopted a Code of Ethics, which is available on the Company’s website at www.spherix.com.

EXECUTIVE COMPENSATION

                The following Summary of Compensation table sets forth the compensation paid by the Company during the two years ended December 31, 2012, to all Executive Officers earning in excess of $100,000 during any year.

Summary of Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Award ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)(3)	Total ($)
C. Kruger (3) Former CEO and COO	2012	262,573	-	-	3,919	143,222	-	286,443	696,157
	2011	278,100	-	-	531	139,050	-	-	417,681

R. Lodder Principal Executive Officer and President	2012	233,398	-	-	2,138	93,359	-	-	328,895
	2011	226,600	-	-	273	90,640	-	-	317,513

R. Clayton CFO, Treasurer and Corporate Secretary	2012	212,180	-	-	2,138	74,263	-	-	288,581
	2011	206,000	-	-	273	72,100	-	-	278,373

(1)
On November 15, 2011, C. Kruger, R. Lodder and R. Clayton were granted stock options for 500, 250, and 250 shares, respectively.  On February 17, 2006, R. Clayton was granted stock options for 100 shares.  Information regarding forfeiture and assumptions made in the valuation are disclosed in Note 10 of the consolidated financial statements included herein.

(2)	Awards pursuant to the Spherix Incorporated Incentive Compensation Plan.

(3)
Dr. Kruger resigned her position from the Company on December 3, 2012, following the sale of the Spherix Consulting subsidiary.  Under the terms of Dr. Kruger’s Severance Agreement, the Company paid Dr. Kruger $286,443 in December 2012.

Outstanding Equity Awards at December 31, 2012

	Option Awards				Stock Awards
					Number		Market
	Number of	Number of			of Shares		Value of
	Securities	Securities			or Units		Shares or
	Underlying	Underlying			of Stock		Units of
	Unexercised	Unexercised	Option	Option	that have		Stock that
	Options (#)	Options (#)	Exercise	Expiration	not Vested		have not
Name	Exercisable	Unexercisable	Price ($)	Date	(#	)	Vested ($)
R. Lodder	63	187	$40.00	11/14/2016	1,000		6,830
R. Clayton	63	187	$40.00	11/14/2016	1,000		6,830

Potential Payment Upon Termination or Change in Control

We have agreed to pay our officers one year salary and health and welfare (COBRA) benefits upon termination by us or following a change of control. Under the December 12, 2012 Retention Agreement with Mr. Clayton and an extension letter dated March 29, 2013, Mr. Clayton agreed to remain as CFO of the Company through June 30, 2013 and the Company agreed to pay Mr. Clayton a severance of $212,180 as required by the terms of his prior employment agreement. Pursuant to a Retention Agreement with Mr. Lodder, Mr. Lodder agreed to remain as principal executive officer through June 30, 2013 and the Company agreed to pay Mr. Lodder a severance of $233,398 as required by the terms of his prior employment agreement. All of the retention payments were made on or before June 30, 2013.

Unless otherwise agreed by the Board of Directors, the other staff members would be entitled to severance upon termination of employment pursuant to the Company’s severance policy.  The policy provides:

Completed Service Years	Severance Pay
> 1 year	10 days
1 but less than 2 years	15 days
2 but less than 3 years	20 days
3 but less than 4 years	25 days
4 or more years	30 days

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2012.

Name	Fees Earned Paid in Cash ($)	Options ($)	All Other Compensation ($)	Total ($)
Douglas T. Brown	$22,000	$8,084	$-	$30,084
Edward M. Karr	3,600	6,980	-	10,580
Harvey J. Kesner(2)	3,600	6,980	-	10,580
Aris Melissaratos(1)	22,000	8,084	10,500	40,584
Thomas B. Peter(1)	17,300	8,084	3,500	28,884
Robert J. Vander Zanden	32,900	8,084	-	40,984

(1)	Aris Melissaratos and Thomas B. Peter resigned their positions as Directors of the Company on November 30, 2012.
(2)	On February 29, 2013, Mr. Kesner was elected as interim Chief Executive Officer of the Company.

Non-employee directors receive the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2012:

Annual Retainer	$5,000	To be paid in cash at May Board Meeting annually.
Stock Options	$10,000
To be calculated by dividing $10,000 by the closing stock price the day the Stock Options are awarded; and at the May Board Meeting annually thereafter.  The Options will vest in full on the day of award and will be exercisable for a period of five (5) years.

Board Meeting Fees	$2,500	To be paid for all in-person Board Meetings. Members must be present to be paid.
Committee Meeting Fees	$800	To be paid for all in-person Committee Meetings. Members must be present to be paid.
Teleconference Fees	$300	To be paid for all teleconferences called by either the Chairman of the Board, the President, or by the Chairman of the relevant Committee. Members must be on-line to be paid.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.
Additional Retainer	$1,000	To be paid to the Chairman of the Audit Committee at May Board Meeting annually.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended December 31, 2012 were Mr. Karr, Chair; Mr.  Brown, and Dr. Vander Zanden. None of our members of the Compensation Committee during the fiscal year ended December 31, 2012 served as an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure required by Item 404 of Regulation S-K.

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of November 1, 2013 by (i) each person (including any group) known to us to own more than 5% of any class of our voting securities, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name of Beneficial Owner	Amount and Nature of Ownership (1)		Percent Of Class (2)
Principal Stockholders
Common	Iroquois Master Fund Ltd. (3) 641 Lexington Avenue 26th Floor New York, NY 10022	167,274	(3)	6.75%
Common	Rockstar Consortium US LP (4) 7160 North Dallas Parkway, Suite No. 250 Plano, TX 75024	176,991	(4)	7.14%
Common	Barry Honig 555 South Federal Highway, #450 Boca Raton, FL 33432	110,060	(5)	4.44%
Common	Hudson Bay IP Opportunities Master Fund LP (6) 777 Third Avenue 30th Floor New York, NY 10017	120,800		4.87%
Common	All Principal Stockholders as a Group	575,125		23.20%
Executive Officers and Directors
Common	Robert J. Vander Zanden	76,302	(7)	2.99%
Common	Anthony Hayes	85,581	(8)	3.37%
Common	Douglas T. Brown	76,159	(9)	2.98%
Common	Edward M. Karr	76,013	(10)	2.98%
Common	Harvey J. Kesner	214,615	(11)	8.05%
Common	Alexander Poltorak	1,214	(12)	*
Common	All Executive Officers and Directors as a Group (six persons)	529,884		17.91%

* Less than 1% of the outstanding shares of our Common Stock.

(1)
Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Based on 2,478,515 shares of our Common Stock outstanding as of November 14, 2013.

(3)
Excludes 6,759 shares of common stock issuable upon exercisable of warrants and 206,461 shares of Series D Preferred Stock. The Series D Preferred Stock is convertible into shares of Common Stock on a one-for-ten basis. The holder may not receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by it and its affiliates after such conversion exceeds 4.99% of the then issued and outstanding shares of Common Stock. The foregoing restriction may be waived, in whole or in part, upon sixty-one (61) days prior notice from the holder to the Company but in no event the number of shares of Common Stock held by it and its affiliates after such conversion shall exceed 9.99%. Iroquois Capital Management LLC (“Iroquois Capital”) is the investment manager of Iroquois Master Fund Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Joshua Silverman and Richard Abbe make voting and investment decisions on behalf of Iroquois Capital in its capacity as investment manager to IMF. As a result of the foregoing, Mr. Silverman and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange of 1934, as amended) of these securities held by IMF. Notwithstanding the foregoing, Mr. Silverman and Mr. Abbe disclaim such beneficial ownership.

(4)
John Veschi is the Chief Executive Officer of Rockstar Consortium LLC, general partner of Rockstar Consortium US LP and in such capacity holds voting and dispositive power over the shares held by Rockstar Consortium US LP.

(5)
Represents 44,127 shares of Common Stock held directly by Barry Honig and 65,933 shares of Common Stock held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig (“GRQ Roth 401K”). Excludes 373,553 shares of Series D Preferred Stock which are convertible into shares of Common Stock on a one-for-ten basis and 78,125 shares of Series F Convertible Preferred Stock ("Series F Preferred Stock") which are convertible into shares of Common Stock on a one-for-one basis. Excludes 36,497  shares of Series D Preferred Stock held by GRQ Roth 401K, 6,924 shares of Series D Preferred Stock held by GRQ Consultants, Inc. 401K (“GRQ 401K”), and 6,924 shares of Series D Preferred Stock held by GRQ Consultants, Inc. Defined Benefit Plan (“GRQ DBP”).  The Series D Preferred Stock is convertible into shares of Common Stock on a one-for-ten basis. The holder may not receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by it and its affiliates after such conversion exceeds 4.99% of the then issued and outstanding shares of Common Stock. The foregoing restriction may be waived, in whole or in part, upon sixty-one (61) days prior notice from the holder to the Company but in no event the number of shares of Common Stock held by it and its affiliates after such conversion shall exceed 9.99%. Barry Honig is the trustee of GRQ Roth 401K and GRQ 401K and the beneficiary of GRQ DBP and in such positions is deemed to hold voting and dispositive power over securities of the Company held by such entities. The holder of Series F Preferred Stock may not receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by it and its affiliates after such conversion exceeds 9.99% of then issued and outstanding Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon such conversion.

(6)
Excludes one share of Series C Preferred Stock which is convertible into Common Stock on a one-for-one basis, 567,770 shares of Series D Preferred Stock which are convertible into Common Stock on a one-for-ten basis, and 78,125 shares of Series F Preferred Stock which are convertible into shares of Common Stock on a one-for-one basis. The Series C Preferred Stock may not be converted and the holder may not receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by them and their affiliates after such conversion exceeds 4.99% of the then issued and outstanding shares of Common Stock. The restriction described above may be waived, in whole or in part, upon sixty-one (61) days prior notice from the holder to the Company. The Series D Preferred Stock is convertible into shares of Common Stock on a one-for-ten basis. The holder may not receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by it and its affiliates after such conversion exceeds 4.99% of the then issued and outstanding shares of Common Stock. The foregoing restriction may be waived, in whole or in part, upon sixty-one (61) days prior notice from the holder to the Company but in no event the number of shares of Common Stock held by it and its affiliates after such conversion shall exceed 9.99%. The holder of Series F Preferred Stock may not receive shares of the Company’s Common Stock such that the number of shares of Common Stock held by it and its affiliates after such conversion exceeds 9.99% of then issued and outstanding Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon such conversion.

Hudson Bay Capital Management LP, the investment manager of Hudson Bay IP Opportunities Master Fund L.P., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Sander Gerber disclaims beneficial ownership over these securities.

(7)	Includes 76,302 shares of Common Stock such person has a right to acquire within 60 days pursuant to stock options.

(8)	Includes 62,500 shares of Common Stock such a person has a right to acquire within 60 days pursuant to stock options.

(9)	Includes 76,159 shares of Common Stock such person has a right to acquire within 60 days pursuant to stock options.

(10)	Includes 76,013 shares of Common Stock such person has a right to acquire within 60 days pursuant to stock options.

(11)
Includes options to purchase 188,513 shares of Common Stock exercisable within 60 days and 10,000 shares of restricted Common Stock owned indirectly by Paradox Capital Partners LLC ("Paradox"). Mr. Kesner is the sole manager and member of Paradox and in such capacity has voting and dispositive power over shares held by Paradox.

(12)	Includes 1.214 shares of Common Stock such person has a right to acquire with 60 days pursuant to stock options.

With the exception of Cede & Co., the holder of record for certain brokerage firms and banks, except as disclosed above, no other person is known by us to own beneficially more than 5% of our outstanding Common Stock.

Effective January 24, 2013, the Company and Equity Stock Transfer, LLC, as Rights Agent, entered into a Rights Agreement which provides each stockholder of record a dividend distribution of one “right” for each outstanding share of Common Stock. Rights become exercisable at the earlier of ten days following:  (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of our Common Stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 10% or more of our outstanding Common Stock.  All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on December 31, 2017, subject to further extension.  Each right entitles a stockholder to acquire, at a price of $7.46 per one one-hundredth of a preferred share, subject to adjustments, 1/100 of a share of our preferred stock, which carries voting and dividend rights similar to one share of our Common Stock.  Alternatively, a right holder may elect to purchase for the stated price an equivalent number of shares of our Common Stock at a price per share equal to one-half of the average market price for a specified period.  In lieu of the stated purchase price, a right holder may elect to acquire one-half of the Common Stock available under the second option.  The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement.  At the discretion of a majority of the Board of Directors and within a specified time period, we may redeem all of the rights at a price of $0.001 per right.  The Board may also amend any provisions of the Agreement prior to exercise.

Certain Relationships and Related Transactions, and Director Independence

The current Board of Directors consists of Mr. Douglas T. Brown, Mr. Edward M. Karr, Mr. Harvey J. Kesner, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden and Mr. Alexander Poltorak.  The Board of Directors has determined that Dr. Robert J. Vander Zanden, Mr. Douglas T. Brown, Mr. Edward M. Karr and Mr. Alexander Poltorak are independent directors within the meaning of the applicable NASDAQ rules.  The Company’s Audit, Compensation, and Nominating Committees consist solely of independent directors.

        On September 10, 2013, the Company entered into an employment agreement with Mr. Hayes pursuant to which Mr. Hayes shall serve as the Chief Executive Officer of the Company for a period of two years, subject to renewal.  In consideration for his employment, the Company will pay Mr. Hayes a signing bonus of $100,000, a base salary of $350,000 per annum and Mr. Hayes will be entitled to receive an annual bonus in an amount equal to up to 100% of his base salary if the Company meets or exceeds certain criteria adopted by the Company’s compensation committee.  In the event Mr. Hayes’ employment is terminated, other than for “Cause,” as defined in Mr. Hayes’ employment agreement or by Mr. Hayes without “Good Reason,” as defined in Mr. Hayes’ employment agreement, Mr. Hayes will be entitled to receive severance benefits equal to twelve months of his base salary, continued coverage under the Company’s benefit plans for a period of twelve months and payment of his pro-rated earned annual bonus.

        On September 10, 2013, we closed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) dated April 2, 2013, by and among the Company, Nuta Technology Corp., a wholly owned subsidiary of the Company (“Nuta”), North South Holdings Inc., (“North South”) and certain shareholders of North South.  North South was merged with and into Nuta, with Nuta as the surviving corporation and holder of the assets of the North South (“Merger”).  As a result of the Merger, holders of the outstanding shares of North South’s outstanding Common Stock are entitled to receive an aggregate of 1,203,153 shares of the Company’s Common Stock and holders of North South’s outstanding Series A Preferred Stock and Series B Preferred Stock are entitled to receive an aggregate of 1,379,685 shares of the Company’s Series D Preferred Stock, each of which is convertible into 10 shares of Common Stock.  Under the Merger Agreement, as amended on August 30, 2013, of the consideration paid, 555,072 shares of Common Stock and 94,493 shares of Series D Preferred Stock shall be paid into escrow for a period of one year to cover certain indemnification obligations.

        On July 24, 2013, the Company closed on the acquisition of a group of patents in the mobile communication sector (the “Purchased Patents”) from Rockstar Consortium US LP, a Delaware limited partnership (“Rockstar”).  In consideration for the Purchased Patents, the Company paid certain consideration to Rockstar, including 176,991 shares of the Company’s Common Stock.  The shares are subject to a lock-up agreement, subject to certain leak-out provisions, which shall expire on the earlier of (i) six months from the issuance of the shares and (ii) the date that the Company’s Common Stock achieves a trading volume of at least 50,000 shares per day and a closing price of at least $13 per share for a period of five consecutive days.  Rockstar will also be entitled to receive a percentage of future profits after recovery of patent monetization costs and an initial priority return on investment to the Company.

In January 2013, the Company entered into a Retention Agreement with its former President, Dr. Robert A. Lodder, which provides that (i) Dr. Lodder will remain with the Company as an executive officer through June 30, 2013 and receive compensation at the rate previously provided to him and (ii) the Company will pay Dr. Lodder a severance of $233,398 as had been provided under the terms of his Employment Agreement, which was terminated under the terms of his Retention Agreement.

At the end of December, 2012, the Company entered into a Consulting Agreement with an entity wholly-owned by Mr. Kesner, a director and interim Chief Executive Officer of the Company, pursuant to which the entity was issued 120,000 shares of Common Stock in exchange for its services.   The shares will vest if prior to December 31, 2017, the Company:  (i) closes an acquisition  either approved by the stockholders or in excess of $25 million;  (ii) closes a private or public financing of at least $7.5 million;  (iii) sells all or substantially all of its assets;  or (iv) otherwise suffers a change in control.  In such an event, the affiliate shall also be entitled to a one-time payment of $250,000. On May 31, 2013, 110,000 shares were transferred by the entity to U.S. Commonwealth Life A.I. at the fair market value of the shares of the Common Stock on May 31, 2013.

Mr. Kesner’s law firm has provided legal services to the company in late 2012 and invoiced the Company approximately $40,000 for these services and is included in accrued expenses at December 31, 2012.

On November 30, 2012, but effective as of December 3, 2013, Dr. Claire L. Kruger resigned as the Chief Executive Officer/Chief Operating Officer of the Company. In connection with Dr. Kruger’s departure, the Company paid Dr. Kruger her 2012 bonus of $143,000 and a severance of $286,000, both of which were paid during 2012. For the other departing employees the Company agreed to pay a total of $82,000 in 2012 bonuses and approximately $211,000 in severances, which were also paid during 2012.

On December 12, 2012, the Company entered into a Retention Agreement with Mr. Clayton which provides that (i) Mr. Clayton will remain as CFO of the Company through March 31, 2013 and (ii) the Company will pay Mr. Clayton a severance of $212,180 as required by the terms of his prior employment agreement.

We have not adopted written policies and procedures specifically for related person transactions. Our Board of Directors is responsible to approve all related party transactions.

Audit Committee Report

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the NASDAQ Stock Market).  The Audit Committee operates under a written charter, which is available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2012.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Douglas T. Brown, Chair
Edward M. Karr
Robert J. Vander Zanden

PROPOSAL 2:
AUTHORIZATION TO ISSUE SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635

Our Common Stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Marketplace Rule 5635(d)  ("Rule 5635(d)") requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of  Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We are seeking stockholder approval for the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more capital-raising transactions, or offerings, subject to the following limitations:

•     The aggregate number of shares issued in the offerings will not exceed 10 million shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

•     The total aggregate consideration will not exceed $50 million in cash;

•     Such offerings will occur, if at all, on or before December 10, 2014; and

•     Such other terms as the Board of Directors shall deem to be in the best interests of the Corporation and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 10 million shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $50 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes, including our continuing possible acquisitions of additional intellectual property portfolios. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

We sought and obtained comparable authority from our stockholders in 2010 and effected a sale of Company securities in October 2010 based upon this authority.  We sought and obtained comparable authority from our stockholders in late 2011, but did not effect any sales of Company securities pursuant to this authorization, which expired in mid-May 2012. We sought and obtained comparable authority from our stockholders in August 2012, and effected sales of the Company’s securities in late 2012 based on this authority.

Financial Statements and Supplementary Data

The full text of our audited consolidated financial statements as of December 31, 2012 and 2011 and the interim unaudited financial statements as of September 30, 2013 and 2012 are incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 accompanying this Proxy Statement and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, filed with the SEC on March 20, 2013 and November 14, 2013, respectively.

Management's Discussion and Analysis of Financial Condition and Results of Operations

For “Management's Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2012 and 2011, please see Item 7 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 20, 2013 and accompanying this Proxy Statement, which is incorporated herein by reference.

For “Management's Discussion and Analysis of Financial Condition and Results of Operations” for the three months ended September 30, 2013 and 2012, please see Item 2 in our quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, filed with the SEC on November 14 , 2013, which is incorporated herein by reference.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

For “Changes in and Disagreements With Accountants on Accounting and Financial Disclosure”, please see Item 9 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 20, 2013, which is incorporated herein by reference and accompanying this Proxy Statement.

Quantitative and Qualitative Disclosures about Market Risk

Not required for Smaller Reporting Companies.

VOTE REQUIRED

Under applicable Delaware law and in accordance with Rule 5635(e)(4), the approval of these prospective securities offerings requires the affirmative vote by a majority of the votes cast on this matter (in person or by proxy) by the Voting Capital entitled to vote at the Annual Meeting.

The Board of Directors unanimously recommends voting “for” approval of the authorization to issue securities in one or more non-public offerings in accordance with Rule 5635.

PROPOSAL 3:
APPROVAL OF CHANGE OF CONTROL AS USED IN RULE 5635(b) THAT MAY RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE STOCKHOLDERS IN PROPOSAL 2

Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer.  This rule does not specifically define when a change in control of an issuer may be deemed to occur; however, NASDAQ suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the issuer's then outstanding capital stock.  For the purpose of calculating the holdings of such person or entity, NASDAQ would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. We do not anticipate that the issuance of securities pursuant to the offerings as proposed in Proposal 2, if authorized by the stockholders, will result in a change in control. We are seeking the stockholders approval on any change in control as used in Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal 2 would result in a change in control.

Stockholders should note that a change of control as described under Rule 5635(b) applies only with respect to the application of such rule. Neither Delaware law nor our Certificate of Incorporation or bylaws require us to obtain stockholder approval of such change in control as used in Rule 5635 (b).

VOTE REQUIRED

The approval of change of control that may result from prospective non-public offerings described in Proposal 2 requires the affirmative vote by a majority of the votes cast on this matter (in person or by proxy) by the Voting Capital entitled to vote at the Annual Meeting.

The Board of Directors unanimously recommends voting for the approval of Proposal 3.

INTRODUCTORY NOTE - PROPOSALS 4 AND 5

On October 15, 2013, the Board of Directors approved, subject to the approval of the stockholders, an amended and restated Certificate of Incorporation (“Amended and Restated Charter”), including amendments to (1) increase the authorized number of shares of Common Stock and preferred stock to 200,000,000 shares from 50,000,000 shares and 50,000,000 shares from 5,000,000 shares, respectively; and (2) require the Company to indemnify its directors, officers and agents and advance expenses to such persons to the fullest extent permitted by law. The Board has directed that the Amended and Restated Charter be submitted to the stockholders at the Annual Meeting, with the recommendation that the stockholders adopt the same.

Below is a description of the changes proposed to be effected by adoption of the Amended and Restated Charter. The description of the amendments should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Amended and Restated Charter attached to this Proxy Statement as Appendix A.  All rights, preferences and designations of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock,  Series E Preferred Stock and Series F Preferred Stock  will remain unchanged.  To the extent the certificates of designations governing the foregoing series of preferred stock are required by law to be re-filed as part of the Amended and Restated Charter, the Company will refile such certificates of designations substantially in their current respective forms.

If approved by the stockholders, the Amended and Restated Charter will become effective upon filing with the Delaware Secretary of State as required by the General Corporation Law of Delaware. It is anticipated that this will occur promptly following the date of the Annual Meeting.

PROPOSAL 4:
APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY

Purpose and Effect of the Amendment

       As described above under “Introductory Note – Proposals 4 and 5,” the Board of Directors approved, subject to stockholder approval, an Amended and Restated Charter, which, among other things, increases the authorized number of shares of Common Stock and preferred stock of the Company to 200,000,000 shares from 50,000,000 shares and 50,000,000 shares from 5,000,000 shares, respectively. The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock and preferred stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments.

The Company currently has 50,000,000 authorized shares of Common Stock and 5,000,000 authorized shares of preferred stock. As of the Record Date, the Company had approximately 2,430,077 shares of Common Stock outstanding, one share of Series B Preferred Stock outstanding convertible into one share of Common Stock, one share of Series C Preferred Stock outstanding convertible into one share of Common Stock and 1,379,685 shares of Series D Preferred Stock outstanding convertible into 13,796,850 shares of Common Stock. Additionally, the Company has reserved approximately 15,875,077 shares of Common Stock for potential future issuance pursuant to the Company’s options, warrants and convertible preferred stock.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

Our issued and outstanding securities, as of the Record Date, on a fully diluted basis, are as follows:

•	16,830,618 shares of Common Stock (a fully diluted basis);

•	13,796,852 shares of Common Stock issuable upon conversion of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock;

•	Warrants to purchase 66,062 shares of Common Stock at a weighted average exercise price of $1.4880; and

•	Options to purchase 2,012,162 shares of Common Stock at a weighted average exercise price of $7.22.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its charter, bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Stockholders should recognize that, as a result of the increase in our authorized capital, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of capital which are proposed to be authorized.

If approved by the stockholders, the Amended and Restated Charter will become effective upon filing with the Delaware Secretary of State as required by the General Corporation Law of Delaware. It is anticipated that this will occur promptly following the date of the Annual Meeting.

VOTE REQUIRED

The affirmative vote of a majority of the outstanding shares of Voting Capital as of the Record Date will be required for the approval of this Proposal 3. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against Proposal 3 because it represents one less vote for approval.

The Board of Directors recommends you voting for the approval of Proposal 4.

PROPOSAL 5:
APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REQUIRE THE COMPANY TO INDEMNIFY ITS DIRECTORS, OFFICERS AND AGENTS AND ADVANCE EXPENSES TO SUCH PERSONS TO THE FULLEST EXTENT PERMITTED BY DELAWARE LAW

As described above under “Introductory Note – Proposals 4 and 5,” the Board of Directors approved, subject to stockholder approval, an Amended and Restated Charter, which, among other things, requires the Company to indemnify its directors, officers and agents and advance expenses to such persons to the fullest extent permitted by Delaware law. The Board of Directors believes that the indemnification and advancement of expenses provision will help to attract capable directors, officers and employees, ensure that they will be free from undue concern about personal liability in connection with their service to the Company, and therefore encourage necessary risk-taking in reach the Company’s objectives.

VOTE REQUIRED

The affirmative vote of a majority of the outstanding shares of Voting Capital as of the Record Date will be required for the approval of this Proposal 5. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against Proposal 5 because it represents one less vote for approval.

The Board of Directors recommends you voting for the approval of Proposal 5.

PROPOSAL 6:
RATIFICATION OF THE AMENDED AND RESTATED BYLAWS

The Board adopted a resolution to submit to a vote of stockholders to amend and restate the Company’s bylaws (“Amended and Restated Bylaws”).  The Amended and Restated Bylaws were approved by the Board of Directors on October 15, 2013. While stockholder approval of the Amended and Restated Bylaws is not required under the Delaware General Corporation Law or the terms of our existing bylaws and the Board has the power and authority under the current Bylaws to amend the Bylaws, the Board determined it was in the best interests of the Company and its stockholders to have the stockholders ratify the Amended and Restated Bylaws.

The Board reviews the Company’s corporate governance and organizational documents and has determined that its bylaws should be revised and updated to include and revise certain provisions to reflect the changes in and requirements of the Company’s business. The following is a brief summary of the changes to the previous Bylaws.  This discussion is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached hereto as Appendix B.

Certain Amendments to Our Bylaws

(1)	adding a provision that governs the appointment and conduct of inspectors of election or judges for votes for stockholder meetings;
(2)	amending the notice requirements for submitting stockholder proposals for consideration at stockholder annual and special meeting and stockholder actions by written consent;
(3)	fixing the number of directors to be not less than one nor more than fifteen;
(4)	adding a provision concerning removal of directors;
(5)	amending the quorum requirements for director actions;
(6)	adding provisions designating the authorities and duties of certain officers;
(7)	eliminating certain stockholder approval requirement for amending and appealing bylaws by the stockholders; and
(8)	eliminating the provision governing related party transactions.

As discussed above, one amendment to our Bylaws is to require stockholders to provide the Company with more advance notice for nominating directors and presenting business for consideration at the annual and special meeting of stockholders.  Such amendment could have an anti-takeover effect as it makes it more difficult for the stockholders to propose director nominees or present matters for approval of the stockholders, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Company believes that these changes will enhance the Company’s corporate governance, facilitate the decision making process and assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value.

The amendment and restatement of our bylaws is not required to be submitted to a vote of our stockholders for approval and ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. In the event of a negative vote on such approval and ratification, the Board of Directors will consider the wishes of the stockholders but reserves the right to retain the amended and restated bylaws in its current form at its sole and absolute discretion.

The Board of Directors recommends a vote “for” the ratification of the Amended and Restated Bylaws.

PROPOSAL 7:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the year ending December 31, 2013.

Changes in the Company’s Certifying Accountant

On April 18, 2013, the Company dismissed its independent registered public accounting firm Grant Thornton LLP (“Grant Thornton”) effective immediately.  The dismissal was recommended by the Audit Committee and approved by the Board of Directors of the Company.

Grant Thornton’s reports on the financial statements of the Company for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal years ended December 31, 2012 and 2011 and through April 18, 2013, there were (1) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) one “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K in that there was a material weakness in the internal control over financial reporting as disclosed in the Form 10-K for fiscal year ended December 31, 2012.  There were no other “reportable events.”

The Company has provided Grant Thornton with a copy of the above statements regarding the changes in the Company’s certifying accountant prior to its filing with the SEC, and has requested that Grant Thornton furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated April 24, 2013, indicating that Grant Thornton is in agreement with such disclosures, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K on April 24, 2013.

On April 18, 2013, the Company engaged Marcum as the Company’s independent registered public accountant effective immediately.  The engagement was approved by the Board of Directors.  During the fiscal years ended December 31, 2012 and 2011 and through April 18, 2013, the Company did not consult with Marcum regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification.  However, the Company is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.  If the appointment is not ratified, the Board will consider its options.

Representatives of Marcum are expected to be present via telephone conference call at the Annual Meeting.  He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms.  Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company.  The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits.  Those are the responsibilities of management and the Company’s independent registered public accounting firm.  In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees paid by the Company to its prior independent registered public accounting firm, Grant Thornton for audit and other services provided in 2012 and 2011:
	2012	2011

Audit fees	$111,000	$154,000
Audit related fees	59,000	22,000
Tax fees	-	-
Total	$170,000	$176,000

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2012 and 2011.  Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Vote Required

        The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

        The Board unanimously recommends a vote for ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

PROPOSAL 8:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company’s stockholders to vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement (including the compensation tables, and the narrative disclosures that accompany the compensation tables) pursuant to the SEC’s rules.

        The Company’s executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers’ interests with those of the Company’s stockholders. Under these programs, the Company’s executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value. Please read the section herein entitled “Executive Compensation” for additional details about the Company’s executive compensation programs, including information about the fiscal year 2012 compensation of the Company’s Named Executive Officers.

        The Compensation Committee continually reviews the compensation programs for the Company’s executive officers to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with the Company’s stockholders’ interests and current market practices.

        The Company is asking its stockholders to indicate their support for the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers described in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Accordingly, the Company will ask its stockholders to vote “FOR” the following resolution at the Annual Meeting:

        “RESOLVED, that the compensation paid to Spherix Incorporated’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2012 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Company’s Board of Directors. The Company’s Board of Directors and Compensation Committee value the opinions of the Company’s stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Company will consider its concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation

        The Board of Directors recommends that you vote for the proposal to approve the compensation of the Company’s named executive officers as described under the heading “Executive Compensation,” and the related disclosures contained in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

PROPOSAL 9:
ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

        In addition to the advisory approval of the Company’s executive compensation program, the Company is also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on the Company’s executive compensation program. The Company has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, The Company recommends that the stockholders select a frequency of three years.

        While the Company’s executive compensation program is designed to support long-term value creation, in recent years we have conducted in-depth reviews of the Company’s executive compensation with outside consultants every three years. Accordingly, a vote every three years will coincide with this more detailed review and an every three-year vote will allow for the highest level of accountability and direct communication between the Company and its stockholders. The Company, therefore, recommends that its stockholders select “Every Three Years” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, the Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory note on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board of Directors may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders.

Recommendation

        The Board of Directors recommends that you vote for a three-year frequency for holding an advisory vote on executive compensation.

PROPOSAL10:
APPROVAL OF SPHERIX INCORPORATED 2014 EQUITY INCENTIVE PLAN

Description of Our 2014 Equity Incentive Plan

        On September 27, 2013 , the Company’s Board of Directors adopted the Spherix Incorporated 2014 Equity Incentive Plan (the “2014 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity and cash and equity-linked awards to certain management, directors, consultants and others. The Company’s Board of Directors recommends adoption of the 2014 Plan in order to promote the success of the Company by providing a means to offer incentives and to attract, motivate, retain and reward persons eligible to participate in the 2014 Plan. Accordingly, the Board of Directors voted unanimously to adopt the 2014 Plan.

        Set forth below is a summary of the 2014 Plan, but this summary is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is included as Appendix C to this Proxy Statement.

Shares Available

        The 2014 Plan authorizes issuance of approximately 2,400,000 shares of Common Stock. As of the Record Date, 15,000 options were issued under our 2014 Plan, subject to stockholder approval, 2,005,500 options were issued under our previously adopted 2013 Plan, 120,250 shares of Common Stock were issued under our previously adopted 2012 Plan and 6,663 options were issued under our previously adopted 1997 Plan.

Administration

The 2014 Plan will be administered by the Board of Directors or by one or more committees of directors appointed by the Board of Directors (the “Administrator”). The Board of Directors may delegate different levels of authority to different committees with administrative and grant authority under the 2014 Plan. Any committee delegated administrative authority under the 2014 Plan may further delegate its authority under the Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2014 Plan. The Administrator comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards.  It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Code Section 162(m) and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Eligibility

Awards may be granted pursuant to the 2014 Plan only to persons who are eligible persons. Under the 2014 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) a consultant who renders bona fide services to the Company or one of its subsidiaries; provided, however, that ISOs may be granted only to employees. As of the Record Date, the approximate number of Eligible Persons under the 2014 Plan included two officers or employees of the Company, six directors of the Company or one of its subsidiaries, and seven individual consultants to the Company or one of its subsidiaries.

Awards

The 2014 Plan permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) restricted stock units; (e) cash incentive awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

Option and SAR Awards. Option and SAR awards granted under the 2014 Plan must have an exercise price or base price of no less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent stockholders of the Company). Options and SAR awards shall become exercisable upon such conditions (which may include the passage of time or the attainment of certain performance criteria) as the Administrator may establish in its sole discretion. The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading “Consideration for Awards.” Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent stockholders of the Company). If the Administrator does not specify otherwise in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Company or its subsidiary; and (3) immediately upon a participant’s termination for “cause”.

Performance Based Compensation

The 2014 Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria. Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under “Certain Federal Tax Consequences.” The maximum number of shares that may be issued to any single participant pursuant to options and SARs during the term of the 2014 Plan shall not exceed 2,400,000 shares. The maximum number of shares of Common Stock which may be delivered pursuant to other performance-based equity awards granted during the 162(m) Term (as defined below) may not exceed 1,800,000 shares, and the maximum amount of cash compensation payable pursuant to performance-based cash awards granted during the 162(m) Term (as defined below) may not exceed $1,000,000. The 162(m) Term is the period beginning on the effective date of the 2014 Plan and ending on the date of the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders first approve this 2014 Plan (the “162(m) Term”).

The 2014 Plan includes the following performance criteria that may be used by the Administrator when granting performance-based awards: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.

Fair Market Value

Under the 2014 Plan, “Fair Market Value” means, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

Consideration for Awards

The purchase price for any award granted under the 2014 Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;

●	cash, check payable to the order of the Company, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned and fully vested shares of Common Stock;

●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option are valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price for the shares and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

All of the reserved shares under our 2014 Plan are available for issuance under the 2014 Plan may be issued as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or as other type of awards. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the 2014 Plan. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the 2014 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the 2014 Plan and will be deemed to remain or to become available under the 2014 Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the 2014 Plan. The foregoing adjustments to the share limit of the 2014 Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation under Section 162(m).

The number of shares available for issuance under the 2014 Plan (as well as the number of shares that may be issued as ISOs, and the share limitations set forth below under the heading “Performance Based Compensation”) are subject to proportionate adjustment by the Administrator (as defined below) in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock, or upon any exchange of Common Stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the Common Stock.

Change in Control

Upon a change in control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2014 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a change in control (or upon any other event or other circumstance related to the change in control, such as an involuntary termination of employment occurring after such change in control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the change in control.

For purposes of the 2014 Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), and/or by any employee benefit plan of the Company or its subsidiaries and their affiliates; or

(iv) a person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), and/or by any employee benefit plan of the Company or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of the Company for a change in control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a change in control unless the change in control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2014 Plan transactions is based upon federal income tax laws in effect on the date of this Consent Solicitation Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2014 Plan allow for the grant of options and stock appreciation rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

NEW PLAN BENEFITS

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2014 Plan.  As of the Record Date, no awards were granted or anticipated to be granted under the 2014 Plan to our executive officers, directors and other employees, other than the grant of 15,000 options to an outside consultant, subject to stockholder approval of the 2014 Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information concerning our equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,163	1	$22.34	2,750	3
Equity compensation plans not approved by securities holders	1,399	2	$97.27	N/A
Total	8,562			2,750

1. Consists of options to acquire 7,163 shares of our common stock issued to our key employees and directors.
2. Consists of warrants to purchase 1,399 shares of our common stock issued to our placement agent with respect to the January 2011, October 2011 and February 2012 offerings.
3. Consists of shares of common stock available for future issuance under our equity incentive plan.

VOTE REQUIRED

The affirmative vote of a majority of the Voting Capital present at the Annual Meeting will be required for the approval of this Proposal 10 .

The Board of Directors recommends you voting for the approval of the 2014 Plan and the reservation of 2,400,000 shares of Common Stock for issuance thereunder.

PROPOSAL 11:
ADJOURNMENT

At the Annual Meeting, we may ask our stockholders to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board of Directors, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares of our Voting Capital present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board of Directors may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares of our Voting Capital present or represented by proxy voting in favor of all of the proposals, our Board of Directors may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, the Company will ask its stockholders to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

VOTE REQUIRED

The affirmative vote of a majority of the Voting Capital present at the Annual Meeting will be required for the approval of this Proposal 11 .

The Board of Directors recommends voting “for” authorization to adjourn the Annual Meeting if necessary or appropriate.

OTHER BUSINESS

As of the date of this Proxy Statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

 The SEC allows us to “incorporate by reference” information into this Proxy Statement.  This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

 This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 20, 2013 and certain portions of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 14, 2013 .

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SPHERIX INCORPORATED
____________________________________________________

SPHERIX INCORPORATED, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is Spherix Incorporated.

2.	The date of the filing of the Corporation’s original Certificate of Incorporation with the Secretary of State was May 1, 1992.

3.
This Amended and Restated Certificate of Incorporation has been duly adopted by the directors of the Corporation with approval by the Corporation’s stockholders in accordance with Sections 228, 242 and 245 of the Delaware General Corporation Law and the Board of Directors, with the stockholders’ approval, has resolved that the Certificate of Incorporation of the Corporation be deleted and replaced in its entirety with this Amended and Restated Certificate of Incorporation.

4.	The text of the Corporation’s Amended and Restated Certificate of Incorporation is set forth in full on Exhibit A annexed hereto.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on this __ day of _______, 2013.

SPHERIX INCORPORATED

By:
Name: Anthony Hayes
Title: President and Chief Executive Officer

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SPHERIX INCORPORATED

FIRST: The name of this Corporation is Spherix Incorporated.

SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite # 101, in the City of Dover, Zip code 19904, in the county of Kent; and the name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:

A.           Classes and Number of Shares.  The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Fifty Million (250,000,000).  The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.           Two Hundred Million (200,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”); and

2.           Fifty Million (50,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

B. Blank Check Powers.  The Corporation may issue any class of the Preferred Stock in any series.  The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series, provided that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.  Shares of each such series when issued shall be designated to distinguish the shares of each series from shares of all other series.

A-1

FIFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SIXTH: The original By-Laws of the Corporation shall be adopted by the incorporator.  Thereafter, the power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors.

SEVENTH: To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors’ duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under section 174 of the General Corporation Law of the State of Delaware; or (4) for any transaction from which the director derived any improper personal benefit.  Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

EIGHTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section.  The Corporation shall advance expenses to the fullest extent permitted by said section.  Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.  The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

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Appendix B

AMENDED AND RESTATED BYLAWS

OF

SPHERIX INCORPORATED

 (A Delaware corporation)

_________________________________________________________

ARTICLE I

STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK.

Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation representing the number of shares owned by him in the corporation.  If such certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law of the State of Delaware (“General Corporation Law”).  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

Notwithstanding anything herein contained to the contrary, the corporation may issue shares of its stock in uncertificated or book-entry form.  In such event, the corporation’s transfer agent and registrar shall keep appropriate records indicating (a) the person to whom such uncertificated shares of stock were issued, (b) the number, class and designation of series, if any, of shares of stock held by such person and (c) other information deemed relevant to the corporation.

2. FRACTIONAL SHARE INTERESTS.

The corporation may, but shall not be required to, issue fractions of a share.

3. STOCK TRANSFERS.

Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

4. RECORD DATE FOR STOCKHOLDERS.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.  If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the board of directors may fix a new record date for the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action.  If no record date has been fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

5. MEANING OF CERTAIN TERMS.

As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Certificate of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the Certificate of Incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Certificate of Incorporation, including any Preferred Stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.

6. STOCKHOLDER MEETINGS.

TIME.  The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors.  A special meeting shall be held on the date and at the time fixed by the directors.

PLACE.  Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix.  Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

CALL.  Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

NOTICE OR WAIVER OF NOTICE.  Written notice of all meetings shall be given, stating the place, date, and hour of the meeting.  The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting), state such other action or actions as are known at the time of such notice.  The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect.  Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his address as it appears on the records of the corporation.  Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail.  If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting.  Notice need not be given to any stockholder who submits a written waiver of notice by him before or after the time stated therein.  Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

STOCKHOLDER LIST.  There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

CONDUCT OF MEETING.  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting:  the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders.  The Secretary of the corporation, or, in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman for the meeting shall appoint a secretary of the meeting.

PROXY REPRESENTATION.  Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting.  Every proxy must be signed by the stockholder or by his attorney-in-fact.  No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

INSPECTORS AND JUDGES.  The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof.  If an inspector or inspectors or judge or judges are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the person presiding thereat. Each inspector or judge, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

QUORUM.  Except as the General Corporation Law or these Bylaws may otherwise provide, the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at a meeting of stockholders for the transaction of any business.  The stockholders present may adjourn the meeting despite the absence of a quorum.  When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

VOTING.  Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and of these Bylaws, or, with respect to the issuance of Preferred Stock, in accordance with the terms of a resolution or resolutions of the Board of Directors, shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder.  In the election of directors, a plurality of the votes present at the meeting shall elect.  Any other action shall be authorized by a majority of the votes cast except where the Certificate of Incorporation or the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power.  Voting by ballot shall not be required for corporate action except as otherwise provided by the General Corporation Law.

7. STOCKHOLDER ACTION WITHOUT MEETINGS.

Any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

8. NOTICE OF STOCKHOLDER BUSINESS.

At an annual or special meeting of the stockholders or upon written consent of the stockholders without a meeting, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Bylaw.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

STOCKHOLDER PROPOSALS RELATING TO NOMINATIONS FOR AND ELECTION OF DIRECTORS.  Nominations by a stockholder of candidates for election to the Board of Directors by stockholders at a meeting of stockholders or upon written consent without a meeting may be made only if the stockholder complies with the procedures set forth in this Bylaw, and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders.

A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected or upon written consent without a meeting may be made only by notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein.

In the case of an annual meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation  held its annual meeting in the  immediately preceding year; provided, however, that in the case of an annual meeting of stockholders (A) that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date that the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held. In addition to any other information required, the stockholder seeking to have stockholders authorize or take corporate action by written consent shall include the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges.

In the case of stockholder action by written consent with respect to the election by stockholders of a candidate as director, the stockholder seeking to have the stockholders elect such candidate by written consent shall submit a written proposal of nomination to the Board of Directors.  Such written proposal of nomination shall set forth: (A) the name and address of the stockholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the corporation beneficially owned within the meaning of Securities and Exchange Commission Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

If a written proposal of nomination submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in the preceding paragraph of this Bylaw or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating stockholder shall have five days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

STOCKHOLDER PROPOSALS RELATING TO MATTERS OTHER THAN NOMINATIONS FOR AND ELECTIONS OF DIRECTORS.  A stockholder of the corporation may bring a matter (other than a nomination of a candidate for election as a director) before a meeting of stockholders or for action by written consent without a meeting only if such stockholder matter is a proper matter for stockholder action and such stockholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified in this Bylaw; provided, however, that a proposal submitted by a stockholder for inclusion in the corporation's proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to this Bylaw.

In the case of an annual meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation  held its  annual meeting of stockholders in the immediately preceding year; provided, however, that (A) in the case of an annual meeting of stockholders that is called for a date which is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than five days after the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than five days after the earlier of the date the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent, the stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Board of Directors, set forth the written proposal.  Such written notice of a proposal of a stockholder matter shall set forth information regarding such stockholder matter equivalent to the information regarding such stockholder matter that would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were solicited for stockholder consideration of such stockholder matter at a meeting of stockholders. In addition to any other information required, the stockholder seeking to have stockholders authorize or take corporate action by written consent shall include the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges.

If a written notice of a proposal of a stockholder matter submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in this Bylaw or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder who submitted the written notice of presentation of a stockholder matter of such failure or deficiency in the written notice of presentation of a stockholder matter and such stockholder shall have five days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

Only stockholder matters submitted in accordance with the foregoing provisions of this Bylaw shall be eligible for presentation at such meeting of stockholders or for action by written consent without a meeting, and any stockholder matter not submitted to the Board of Directors in accordance with such provisions shall not be considered or acted upon at such meeting of stockholders or by written consent without a meeting.

ARTICLE II

DIRECTORS

1. FUNCTIONS AND DEFINITION.

The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation.  The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. QUALIFICATIONS AND NUMBER.

A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware.  The number of directors constituting the entire Board of Directors shall be the number, not less than one nor more than fifteen, fixed from time to time by a majority of the total number of directors which the corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director.  The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. ELECTION AND TERM.

The first Board of Directors, unless the members thereof shall have been named in the Certificate of Incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal.  Any director may resign at any time upon written notice to the corporation.  Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal.  In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from the removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4. MEETINGS.

TIME.  Meetings shall be held at such time as the Board shall fix.

FIRST MEETING.  The first meeting of each newly elected Board may be held immediately after each annual meeting of the stockholders at the same place at which the meeting is held, and no notice of such meeting shall be necessary to call the meeting, provided a quorum shall be present.  In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.

PLACE.  Meetings, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

CALL.  No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, or the President, or of a majority of the directors in office.

NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER.  No notice shall be required for regular meetings for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings at least twenty-four hours prior to the meeting.  The notice of any meeting need not specify the purpose of the meeting.  Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.

Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

QUORUM AND ACTION.  A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third (1/3) of the whole Board. Any director may participate in a meeting of the Board by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board shall constitute presence in person at such meeting.  A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the act of the Board shall be the act by vote of a majority of the directors present at a meeting, a quorum being present.  The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board.

CHAIRMAN OF THE MEETING.  The Chairman of the Board, if any and if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

THE CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, and any Vice-Chairman of the Board, may be elected by a majority vote of the Board of Directors and shall serve until the meeting of the Board of Directors next following the Annual Meeting of the Stockholders at which a Chairman, and any Vice-Chairman, shall be newly elected or re-elected from amongst the Directors then in office.

5. REMOVAL OF DIRECTORS.

Any or all of the directors may be removed for cause or without cause by the stockholders.

6. COMMITTEES.

The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.  In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

7. ACTION IN WRITING.

Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

8. NOMINATION.

Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as Directors.  Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Bylaw.

Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting, not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the corporation which are beneficially owned by such person.  At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this Bylaw.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.  Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

ARTICLE III

OFFICERS

1. EXECUTIVE OFFICERS.

The directors may elect or appoint a Chairman of the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents (one or more of whom may be denominated "Executive Vice President"), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as they may determine.  Any number of offices may be held by the same person.

2. TERM OF OFFICE:  REMOVAL.

Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.  The Board of Directors may remove any officer for cause or without cause.

3. AUTHORITY AND DUTIES.

All officers, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided in these Bylaws, or, to the extent not so provided, by the Board of Directors.

4. CHIEF EXECUTIVE OFFICER.

The Chief Executive Officer shall, subject to the discretion of the Board of Directors, have general supervision and control of the corporation’s business such duties as may from time to time be prescribed by the Board of Directors.

5. THE PRESIDENT.

The President shall preside at all meetings of the Stockholders and in the absence of the Chairman of the Board of Directors, at the meeting of the Board of Directors, shall, subject to the discretion of the Board of Directors,  have general supervision and control of the corporation’s business and shall see that all orders and resolutions of the Board of Directors are carried into effect.

6. VICE PRESIDENTS.

Any Vice President that may have been appointed, in the absence or disability of the President, shall perform the duties and exercise the powers of the President, in the order of their seniority, and shall perform such other duties as the Board of Directors shall prescribe.

7. THE SECRETARY.

The Secretary shall keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors.  The Secretary (or in his absence, an Assistant Secretary, but if neither is present another person selected by the Chairman for the meeting) shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.

8. CHIEF FINANCIAL OFFICER AND TREASURER.

The Chief Financial Officer shall be the Treasurer, unless the Board of Directors shall elect another officer to be the Treasurer.  The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation.  If required by the Board of Directors, the Treasurer shall give the corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE IV

CORPORATE SEAL

AND

CORPORATE BOOKS

The corporate seal shall be in such form as the Board of Directors shall prescribe.

The books of the corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.

ARTICLE V

FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

INDEMNITY

Any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) (hereinafter an "indemnitee"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnitee in connection with such action, suit or proceeding, if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.  The termination of the proceeding, whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe such conduct was unlawful.

Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court in which such suit or action was brought, shall determine upon application, that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court shall deem proper.

All reasonable expenses incurred by or on behalf of the indemnitee in connection with any suit, action or proceeding, may be advanced to the indemnitee by the corporation.

The rights to indemnification and to advancement of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the certificate of incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE VII

AMENDMENTS

The Bylaws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting.

Appendix C

SPHERIX INCORPORATED
2014 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1 The purpose of this 2014 Equity Incentive Plan (this “Plan”) of Spherix Incorporated, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) a consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 2,400,000 shares of Common Stock (the “Share Limit”).

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

       5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 Restricted Shares.

(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c) Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c) Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below). Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 2,400,000 shares of Common Stock. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,800,000 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;

●	cash, check payable to the order of the Corporation, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d) subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting. Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i) conviction of a felony or a crime involving fraud or moral turpitude; or

(ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv) willful failure to follow lawful instructions of the person or body to which participant reports; or

(v) gross negligence or willful misconduct in the performance of participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares. Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii) the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii) the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3 Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination. This Plan was approved by the Board and became effective on September 27, 2013 . Unless earlier terminated by the Board, this Plan shall terminate at the close of business on September 27, 2023 . After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d) No Guarantee of Favorable Tax Treatment. Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14 Prohibition on Repricing. Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Spherix Incorporated on September 27, 2013 .

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63971-Z61841 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPHERIX INCORPORATED

	For All	Withhold All	For All Except
1. To elect six directors;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Douglas T. Brown
02) Anthony Hayes
03) Edward M. Karr
04) Harvey J. Kesner
05) Robert J. Vander Zanden
06) Alexander Poltorak

The Board of Directors recommends you vote FOR the following proposals:

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

The Board of Directors recommends you vote 3 years on the following proposal:

	1 Year	2 Years	3 Years	Abstain
9. To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date